[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603

                                                   October 9, 1995

Dear Fellow Cash Management Fund Shareholder:


As you may know, recent acquisitions have created some overlaps in the John Hancock family of funds. This is the case with the money market funds we now offer. To address this situation and to better support our money market fund shareholders, your Fund's Trustees propose merging the John Hancock Cash Management Fund into the John Hancock Money Market Fund, a fund with an identical investment objective.


We believe this merger is important for you and John Hancock Cash Management Fund for the following reasons:

       - JOHN HANCOCK MONEY MARKET FUND HAS A MORE MODERN STRUCTURE AND IS BETTER POSITIONED FOR GROWTH OF ASSETS OVER TIME than is John Hancock Cash Management Fund. This means there is more opportunity for economies of scale in the consolidated fund after the merger than in John Hancock Cash Management Fund if the merger does not occur.
          To further lower costs by raising assets in as broad a market as possible, many mutual funds charge a 12b-1 distribution fee to compensate their selling broker/dealers. Like many of its counterparts, the John Hancock Money Market Fund pays selling broker/dealers a 12b-1 fee of 0.15% from Class A assets.

       - GREATER PORTFOLIO DIVERSIFICATION. Because the John Hancock Money Market Fund will have a larger asset base as a result of the merger, greater diversification of the investment portfolio can be achieved than is currently possible for either Fund.


You may be aware that your Fund has a management fee of 0.40%, which has not changed since the Fund's inception in 1979. The John Hancock Money Market Fund has a management fee of 0.50% to reflect the increasing costs of research and administrative support needed in today's complex financial markets. However, please be advised that the management company has agreed to an indefinite fee reduction of 0.10% to keep the Money Market Fund's management fee the same as that of the Cash Management Fund.



You will note as you read the enclosed proxy statement that the total annual operating expenses of the Money Market Fund are currently higher than those for John Hancock Cash Management Fund. We believe that the total annual operating expenses of the Money Market Fund are comparable to those paid by other similar money market funds, and that over time, these expenses will be comparable to or lower than the expenses paid by Cash Management Fund.


YOUR VOTE IS IMPORTANT!

At a special meeting of shareholders to be held on November 15, 1995 at 9:15 A.M., you will be asked to approve the merger of the John Hancock Cash Management Fund into the John Hancock Money Market Fund.

Your Board of Trustees has approved the proposed merger and recommends that shareholders approve it as well.

We urge you to consider this proposal and to vote by completing, signing and returning the enclosed proxy ballot form to us immediately. Your prompt response will help avoid additional mailings at the Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have questions, please call your financial advisor or your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.


                                                   Sincerely,

                                                   /s/ Edward J. Boudreau, Jr.

                                                   Edward J. Boudreau, Jr.
                                                   Chairman and CEO

24PXL  10/95
----------------------------------------------------------------------  [LOGO]
John Hancock Advisers, Inc. John Hancock Funds, Inc.* John Hancock Investor Services Corporation The Patriot Group, Inc. John Hancock Advisers International, Ltd. NM Capital Management, Inc. Sovereign Asset Management Corporation

*Member of National Association of Securities Dealers, Inc.

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603


                                                   October 9, 1995

Dear Fellow Cash Management Fund Shareholder:

As you may know, recent acquisitions have created some overlaps in the John Hancock family of funds. This is the case with the money market funds we now offer. To address this situation and to better support our money market fund shareholders, your Fund's Trustees propose merging the John Hancock Cash Management Fund into the John Hancock Money Market Fund, a fund with an identical investment objective.

We believe this merger is important for you and John Hancock Cash Management Fund for the following reasons:

     JOHN HANCOCK MONEY MARKET FUND HAS A MORE MODERN STRUCTURE AND IS BETTER POSITIONED FOR GROWTH OF ASSETS OVER TIME than is John Hancock Cash Management Fund. This means there is more opportunity for economies of scale in the consolidated fund after the merger than in John Hancock Cash Management Fund if the merger does not occur. To further lower costs by raising assets in as broad a market as possible, many mutual funds charge a 12b-1 distribution fee to compensate their selling broker/dealers. Like many of its conterparts, the John Hancock Money Market Fund pays selling broker/dealers a 12b-1 fee of 0.15% from Class A assets.

     GREATER PORTFOLIO DIVERSIFICATION. Because the John Hancock Money Market Fund will have a larger asset base as a result of the merger, greater diversification of the investment portfolio can be achieved than is currently possible for either Fund.

You may be aware that your Fund has a management fee of 0.40%, which has not changed since the Fund's inception in 1979. The John Hancock Money Market Fund has a management fee of 0.50% to reflect the increasing costs of research and administrative support needed in today's complex financial markets. However, please be advised that the management company has agreed to an indefinite fee reduction of 0.10% to keep the Money Market Fund's management fee the same as that of the Cash Management Fund.

You will note as you read the enclosed proxy statement that the total annual operating expenses of the Money Market Fund are currently higher than those for John Hancock Cash Management Fund. We believe that the total annual operating expenses of the Money Market Fund are comparable to those paid by other similar money market funds, and that over time, these expenses will be comparable to or lower than the expenses paid by Cash Management Fund.

In order to accommodate your investment needs, we permitted Class B shares from other John Hancock funds to exchange into our Cash Management Fund. If this merger is approved, we will have a true Class B money market fund, available for your future investment needs. Your existing assets will be allowed to stay in their current environment; however, any new purchases or exchanges after the merger will be directed to the John Hancock Money Market Fund Class B.

YOUR VOTE IS IMPORTANT!

At a special meeting of shareholders to be held on November 15, 1995 at 9:15 A.M., you will be asked to approve the merger of the John Hancock Cash Management Fund into the John Hancock Money Market Fund.

Your Board of Trustees has approved the proposed merger and recommends that shareholders approve it as well.

We urge you to consider this proposal and to vote by completing, signing and returning the enclosed proxy ballot form to us immediately. Your prompt response will help avoid additional mailings at the Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have questions, please call your financial advisor or your John Hancock Funds Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern time.


                                           Sincerely,

                                           /s/ Edward J. Boudreau, Jr.
                                           ----------------------------------
                                           Edward J. Boudreau, Jr.
                                           Chairman and CEO


124pxl  10/95
---------------------------------------------------------------------  [LOGO]

John Hancock Advisers, Inc. John Hancock Funds, Inc* John Hancock Investor Services Corporation The Patriot Group, Inc. John Hancock Advisers International, Ltd. NM Capital Management, Inc. Sovereiogn Asset Management Corporation

*Member of National Association of Securities Dealers, Inc.

                       JOHN HANCOCK CASH MANAGEMENT FUND
                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1995

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of John Hancock Cash Management Fund ("Cash Management Fund"), a Massachusetts business trust, will be held at 101 Huntington Avenue, Boston, Massachusetts 02199 on Wednesday, November 15, 1995 at 9:15 a.m., Boston time, and at any adjournment thereof, for the following purposes:

1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization between Cash Management Fund and John Hancock Series, Inc. (the "Company"), a Maryland corporation, on behalf of John Hancock Money Market Fund ("Money Market Fund"), providing for Money Market Fund's acquisition of all of Cash Management Fund's assets in exchange solely for assumption of Cash Management Fund's liabilities, and the issuance of Class A shares of Money Market Fund to Cash Management Fund for distribution to its shareholders.

2. To consider and act upon any other matters that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees has fixed the close of business on September 29, 1995 as the record date to determine the shareholders who are entitled to receive this notice and to vote at the Meeting and any adjournment of the Meeting.

If you cannot attend the Meeting in person, please complete, date and sign the enclosed proxy and return it to John Hancock Investor Services Corporation, 101 Huntington Avenue, Boston, Massachusetts 02199 in the enclosed envelope. It is important that you exercise your right to vote. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JOHN HANCOCK CASH MANAGEMENT FUND.

                                               By order of the Board of
                                               Trustees,

                                               THOMAS H. DROHAN, Secretary

Boston, Massachusetts
October 9, 1995


JHD 240PX 10/95

                       JOHN HANCOCK CASH MANAGEMENT FUND

                                PROXY STATEMENT
                            ------------------------

                         JOHN HANCOCK MONEY MARKET FUND

                                   PROSPECTUS
                            ------------------------

This Proxy Statement and Prospectus sets forth the information you should know before voting on the proposed reorganization of John Hancock Cash Management Fund ("Cash Management Fund") into John Hancock Money Market Fund ("Money Market Fund"). Please read it carefully and retain it for future reference. Money Market Fund is a series of John Hancock Series, Inc., a Maryland corporation (the "Company").


This Proxy Statement and Prospectus is accompanied by the Prospectus of Money Market Fund for Class A and Class B shares, dated September 12, 1995. Information about Cash Management Fund's shares is incorporated by reference from the Cash Management Fund Prospectus which is available at no charge upon request to Cash Management Fund at 1-800-225-5291.


A Statement of Additional Information, dated October 9, 1995, relating to this Proxy Statement and Prospectus, and containing additional information about each of Money Market Fund and Cash Management Fund, including historical financial statements, is on file with the Securities and Exchange Commission ("SEC"). It is available from Money Market Fund upon telephone request and at no charge at the toll-free number stated above. The Statement of Additional Information is incorporated by reference into this Prospectus.
---------------------------

(continued on next page)



SHARES OF MONEY MARKET FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES OF MONEY MARKET FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued)
---------------------------


This Proxy Statement and Prospectus relates to Class A shares of common stock, par value of $0.01 per share (the "Money Market Fund Class A Shares"), of Money Market Fund which will be issued in exchange for all of Cash Management Fund's assets. In exchange for these assets, Money Market Fund will also assume all of the liabilities of Cash Management Fund.


The Money Market Fund Class A Shares issued to Cash Management Fund for distribution to Cash Management Fund's shareholders will have an aggregate net asset value equal to that of Cash Management Fund's shares. The asset values of Cash Management Fund and Money Market Fund will be determined at the close of business (4:00 p.m. Eastern Time) on the Closing Date (as defined below) for purposes of the proposed reorganization.


Following the receipt of Money Market Fund Class A Shares (1) Cash Management Fund will be liquidated, (2) Cash Management Fund will distribute these Money Market Fund Class A Shares to Cash Management Fund's shareholders pro rata in exchange for their shares of Cash Management Fund and (3) Cash Management Fund will be terminated. Consequently, Cash Management Fund shareholders will become Class A shareholders of Money Market Fund. These transactions are collectively referred to in this Proxy Statement and Prospectus as the "Reorganization." The Reorganization is being structured as a tax-free reorganization so that, in the opinion of tax counsel, no gain or loss will be recognized by Money Market Fund, Cash Management Fund or the shareholders of Cash Management Fund. The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus, and in the Agreement and Plan of Reorganization that is attached as EXHIBIT A.


Money Market Fund is a diversified series of the Company, an open-end management investment company organized as a Maryland corporation in 1987. Money Market Fund seeks to provide maximum current income consistent with capital preservation and liquidity. Money Market Fund seeks to obtain this objective by investing in money market instruments including, but not limited to, U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary
Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; and repurchase and reverse repurchase agreements.

The principal place of business of both Money Market Fund and Cash Management Fund is at 101 Huntington Avenue, Boston, Massachusetts 02199. Their toll-free telephone number is 1-800-225-5291.


The date of this Proxy Statement and Prospectus is October 9, 1995.

TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
INTRODUCTION.....................................................     1
SUMMARY..........................................................     2
RISK FACTORS AND SPECIAL CONSIDERATIONS..........................    17
INFORMATION CONCERNING THE MEETING...............................    18
PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION.........    20
CAPITALIZATION...................................................    23
BUSINESS OF CASH MANAGEMENT FUND.................................    24
  General........................................................    24
  Investment Objective and Policies..............................    24
  Trustees.......................................................    24
  Investment Adviser and Distributor.............................    24
  Expenses.......................................................    24
  Custodian and Transfer Agent...................................    24
  Cash Management Fund Shares....................................    24
  Purchase of Cash Management Fund Shares........................    24
  Redemption of Cash Management Fund Shares......................    25
  Dividends, Distributions and Taxes.............................    25
BUSINESS OF MONEY MARKET FUND....................................    25
  Investment Objective and Policies..............................    25
  Directors......................................................    25
  Investment Adviser and Distributor.............................    25
  Expenses.......................................................    25
  Custodian and Transfer Agent...................................    25
  Money Market Fund Shares.......................................    25
  Purchase of Money Market Fund Shares...........................    25
  Redemption of Money Market Fund Shares.........................    26
  Dividends, Distributions and Taxes.............................    26
EXPERTS..........................................................    26
AVAILABLE INFORMATION............................................    26
EXHIBIT A........................................................   A-1

                                    EXHIBITS


A -- Agreement and Plan of Reorganization by and between John Hancock
     Cash Management Fund and John Hancock Series, Inc., on behalf of
     John Hancock Money Market Fund (attached to this document).

                         PROXY STATEMENT AND PROSPECTUS
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                       JOHN HANCOCK CASH MANAGEMENT FUND
                        TO BE HELD ON NOVEMBER 15, 1995

                                  INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Cash Management Fund (the "Board of Trustees"). The proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of Cash Management Fund to be held at 101 Huntington Avenue, Boston, Massachusetts 02199 on Wednesday, November 15, 1995 at 9:15 a.m., Boston time, and at any adjournment or adjournments of the Meeting. The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.


This Proxy Statement and Prospectus incorporates by reference the Prospectus of Cash Management Fund, dated February 1, 1995 (the "Cash Management Fund Prospectus"), and is accompanied by the prospectus of Money Market Fund for Class A and Class B shares, dated September 12, 1995 (the "Money Market Fund Prospectus"). The Cash Management Fund Prospectus is available upon request. Money Market Fund's Annual Report to Shareholders and Semi-Annual Report to Shareholders were previously sent to shareholders of Money Market Fund on or about December 31, 1994 and June 30, 1995, respectively. Cash Management Fund's Annual Report to Shareholders and Semi-Annual Report to Shareholders were previously sent to shareholders of Cash Management Fund on or about November 30, 1994 and May 31, 1995, respectively.



As of August 31, 1995, 249,936,674 shares of beneficial interest of Cash Management Fund were outstanding. Shareholders of record on September 29, 1995 (the "Record Date") are entitled to notice of and to vote at the Meeting.


All properly executed proxies received by management prior to the Meeting, unless revoked, will be voted at the Meeting according to the instructions on the proxies. If no instructions are given, shares of Cash Management Fund represented by proxies will be voted FOR the proposal (the "Proposal") to approve the Agreement and Plan of Reorganization (the "Agreement") between Cash Management Fund and the Company, on behalf of Money Market Fund.

The Board of Trustees knows of no business to be presented for consideration at the Meeting other than that mentioned in the immediately preceding paragraph. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

In addition to the mailing of these proxy materials, proxies may be solicited in person or by telephone by Trustees, officers and employees of Cash Management Fund; by personnel of Cash Management Fund's investment adviser, John Hancock Advisers, Inc. (the "Adviser"), and its transfer agent, John Hancock Investor Services Corporation ("Investor Services"); or by broker-dealer firms. Investor Services has agreed to provide proxy solicitation services to Cash Management Fund at a cost of approximately $5,000. Investor Services is providing this proxy solicitation service to Cash Management Fund at a lower cost than would be charged by a third party solicitation firm.

Cash Management Fund and Money Market Fund (each, a "Fund" and collectively, the "Funds") will each bear its own fees and expenses in connection with the Reorganization discussed in this Proxy Statement and Prospectus.

The information concerning Cash Management Fund in this Proxy Statement and Prospectus has been supplied by Cash Management Fund. The information concerning Money Market Fund in this Proxy Statement and Prospectus has been supplied by the Company.

                                    SUMMARY


The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus. The summary is qualified by reference to the more complete information contained in this Proxy Statement and Prospectus, and in EXHIBIT A and the Money Market Fund Prospectus. Please read this entire Proxy Statement and Prospectus carefully.


REASONS FOR THE PROPOSED REORGANIZATION

Cash Management Fund's Board of Trustees has determined that the proposed Reorganization is in the long-term best interests of Cash Management Fund and its shareholders. In making this determination, the Trustees considered several relevant factors.

Based on information provided by the Adviser, the Board of Trustees has concluded that it will not be advantageous to Cash Management Fund's shareholders to continue to operate and market Cash Management Fund separately from Money Market Fund because Money Market Fund is better positioned for sustained growth of assets than is Cash Management Fund. Although the investment objectives of the two Funds are identical and the investment policies are substantially similar, Money Market Fund has a more modern distribution structure than Cash Management Fund. As a result, it is expected that there will be an increased marketing effort by selling brokers with respect to Money Market Fund shares and a reduced marketing effort by selling brokers with respect to Cash Management Fund shares.

Money Market Fund's Board of Directors has authorized the Fund's adoption of a multiple class distribution system featuring three classes of shares targeting three separate distribution channels. Each class of shares of Money Market Fund, including the Money Market Fund Class A Shares that will be issued to Cash Management Fund for distribution to its shareholders in the Reorganization, pays a Rule 12b-1 distribution fee pursuant to a plan of distribution adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Unlike Money Market Fund, Cash Management Fund is authorized by the Fund's organizational documents to issue only a single class of shares. Cash Management Fund's single class of shares is comparable to the Money Market Fund Class A Shares and is also subject to a Rule 12b-1 plan and fee. However, pursuant to a voluntary agreement between Cash Management Fund and its distributor, the Rule 12b-1 fee has never been imposed on the Cash Management Fund shares.

Rule 12b-1 fees are used by a mutual fund's distributor to compensate selling brokers who provide distribution services to the mutual fund and account maintenance services to the fund's shareholders. Accordingly, payment of Rule 12b-1 fees by each class of shares of Money Market Fund makes it possible for Money Market Fund to attract assets in as broad a market as possible.

The Adviser has apprised the Cash Management Fund Board of Trustees that, for these reasons, Money Market Fund will be the preferred choice of selling brokers who distribute shares of John Hancock mutual funds. Money Market Fund will also be the preferred exchange vehicle for John Hancock mutual fund shareholders. The Adviser believes that, because of Money Market Fund's more favorable distribution system, the assets of Money Market Fund will grow significantly over time. At the same time, the Adviser believes that the assets of Cash Management Fund will decline to the extent that new sales do not completely offset redemptions. New sales of Cash Management Fund are likely to suffer because Money Market Fund with its modern distribution system and its payment of Rule 12b-1 fees to selling brokers is better positioned for growth of assets and will, therefore, compete more successfully than Cash Management Fund for limited investor dollars.

The Adviser believes that the decrease in the asset size of Cash Management Fund will result over time in the Fund's shareholders paying higher fees and expenses because there will be a loss of economies of scale. For example, the management fee of Cash Management Fund has several breakpoints that cause a reduction in the fee when the Fund's assets reach a certain size. A reduction in the Fund's assets will deny the benefit of these breakpoints to the Fund and its shareholders. Similarly, custody, legal and accounting fees paid by the Fund that might have been proportionately reduced on a per share basis as the Fund's assets continued to increase will not be so reduced and may increase proportionately as the Fund's assets decline.

The Board of Trustees also considered that shareholders of both Funds may be better served by a fund offering greater diversification. To the extent that the Funds' assets are combined into a single portfolio and a larger asset base is created as a result of the Reorganization, greater diversification of Money Market Fund's investment portfolio can be achieved than is currently possible in either Fund. Greater diversification is expected to be beneficial to shareholders of both Funds, because it may reduce the negative effect which the adverse performance of any one security may have on the performance of the entire portfolio.

Finally, the Board of Trustees believes that the Money Market Fund Class A Shares received in the Reorganization will provide existing Cash Management Fund shareholders with substantially the same investment advantages that they currently enjoy at a comparable level of risk.

In connection with its evaluation of the reasons for the Reorganization, the Board of Trustees also considered the fact that the management fee of Money Market Fund is higher than the management fee of Cash Management Fund. However, if the shareholders of Cash Management Fund approve the Reorganization, the Adviser has agreed to limit the Money Market management fee to an annual rate of 0.40% of the Fund's average daily net assets. This rate is the same as that paid by Cash Management Fund during its most recently completed fiscal year. For a discussion of the effects of the Reorganization on the payment of management fees and Rule 12b-1 fees on the assets of Cash Management Fund acquired by

Money Market Fund, See "Summary -- Reorganization -- Effect of The Reorganization -- Rule 12b-1 Fees and Management Fees" below.

THE FUNDS' EXPENSES

Both Funds and their shareholders are subject to various fees and expenses. The two tables set forth below show the shareholder transaction and operating expenses of shares of Cash Management Fund and Class A and Class B shares of Money Market Fund and the effect of applicable expense limitations. With respect to Cash Management Fund, these expenses are based on fees and expenses incurred during the Fund's fiscal year ended September 30, 1994. With respect to Money Market Fund, these expenses are based on fees and expenses incurred with respect to the Fund's Class B shares for the Fund's fiscal year ended October 31, 1994. No Class A shares of Money Market Fund were outstanding during the period.

CASH MANAGEMENT FUND



SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
  (As a percentage of offering price)..................    None
Maximum sales charge imposed on reinvested dividends...    None
Maximum deferred sales charge..........................    None
Redemption fees+.......................................    None
Exchange fee...........................................    None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management fees........................................    0.40%
12b-1 fee (net of reduction)*..........................    0.00%
Other expenses**.......................................    0.51%
Total Fund operating expenses (net of reduction)*......    0.91%


---------------
 * The Fund and its distributor have agreed not to impose the Rule 12b-1 fee. Absent such an agreement, the Rule 12b-1 fee would be 0.15% of average daily net assets and total Fund operating expenses would be 1.06%.

** Other expenses include transfer agent, legal, audit, custody and other expenses.

 + Redemption by wire fee (currently $4.00) not included.


MONEY MARKET FUND


                                                         CLASS A   CLASS B
                                                         SHARES    SHARES
                                                         -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases
  (As a percentage of offering price)..................    None      None
Maximum sales charge imposed on reinvested dividends...    None      None
Maximum deferred sales charge..........................    None      5.00%
Redemption fees+.......................................    None      None
Exchange fee...........................................    None      None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management fee.........................................    0.50%     0.50%
12b-1 fee (net of reduction: Class A shares)*..........    0.15%     1.00%
Other expenses**.......................................    0.56%     0.56%
Total Fund operating expenses
  (net of reduction: Class A shares)***................    1.21%     2.06%


---------------
  * The amount of the 12b-1 fee used to cover service expenses will be up to 0.15% and 0.25% of the Fund's average net assets attributable to Class A and Class B shares, respectively, and any remaining portion (up to 0.75% with respect to Class B shares) will be used to cover distribution expenses.

 ** Other expenses include transfer agent, legal, audit, custody and other expenses.

*** Total Fund operating expenses in the table reflect the current agreement between the Fund and its distributor. In the future, the Class A distribution fee could increase to 0.25%, in which case the total Fund operating expenses of Class A shares would be 1.31%.

  + Redemption by wire fee (currently $4.00) not included.



MONEY MARKET FUND (PRO FORMA)

The table set forth below shows the pro forma operating expenses of Class A and Class B shares of Money Market Fund which assumes that the Reorganization took place on March 31, 1995. These expenses are based on fees and expenses incurred during the Funds' most recently completed fiscal years.

                                                         CLASS A   CLASS B
                                                         SHARES    SHARES
                                                         -------   -------
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management fee (net of reduction)......................    0.40%     0.40%
12b-1 fee (net of reduction: Class A shares)*..........    0.15%     1.00%
Other expenses**.......................................    0.44%     0.44%
Total Fund operating expenses
  (net of reductions)***...............................    0.99%     1.84%


---------------
  * The amount of the 12b-1 fee used to cover service expenses will be up to 0.15% and 0.25% of the Fund's average net assets attributable to Class A and Class B shares, respectively, and any remaining portion (up to 0.75% with respect to Class B shares) will be used to cover distribution expenses.



 ** Other expenses include transfer agent, legal, audit, custody and other expenses.
*** Total Fund operating expenses in the table reflect the current agreements to limit the management fee and Class A distribution fee between the Fund and its adviser and distributor, respectively. In the absence of such agreements, the management fee could increase to 0.50% and the Class A distribution fee could increase to 0.25%, in which case the total Fund operating expenses of Class A shares and Class B shares would be 1.19% and 1.94%, respectively.

If the Reorganization is consummated, the actual total operating expenses of Class A and Class B shares of Money Market Fund may vary from the pro forma operating expenses indicated above due to changes in the net asset values of Cash Management Fund and/or Money Market Fund between March 31, 1995 and the Closing Date (defined below).

EXAMPLE


The following example illustrates the expenses you would pay on a $1,000 investment under the existing fees for each of Cash Management Fund and Class A and Class B shares of Money Market Fund and under the pro forma fees if the Reorganization had occurred on March 31, 1995. The example assumes (1) a 5% annual return and (2) redemption at the end of each time period.

                  CASH        CLASS A      CLASS B SHARES   PRO FORMA   PRO FORMA
               MANAGEMENT   SHARES MONEY    SHARES MONEY     CLASS A     CLASS B
                  FUND      MARKET FUND     MARKET FUND      SHARES      SHARES
               ----------   ------------   --------------   ---------   ---------
1 year.......     $  9          $ 12            $ 71           $ 10        $ 68
3 years......       29            38              95             32          88
5 years......       50            67             131             55         120
10 years.....      112           147             217            121         194


Assuming there is no redemption at the end of each time period, the expenses you would pay on the same investment would be as follows:

                  CASH        CLASS A      CLASS B SHARES   PRO FORMA   PRO FORMA
               MANAGEMENT   SHARES MONEY    SHARES MONEY     CLASS A     CLASS B
                  FUND      MARKET FUND     MARKET FUND      SHARES      SHARES
               ----------   ------------   --------------   ---------   ---------
1 year.......     $  9          $ 12            $ 21           $ 10        $ 19
3 years......       29            38              65             32          58
5 years......       50            67             111             55         100
10 years.....      112           147             217            121         194

The purpose of this example and the tables set forth above is to assist investors in understanding the various costs and expenses of investing in shares of each of the Funds and what such costs would be had the Reorganization occurred. The example above should not be considered a representation of future expenses of the Funds or of Money Market Fund after the Reorganization. Actual expenses may vary from year to year and may be higher or lower than those shown above.

THE FUNDS' INVESTMENT ADVISER

John Hancock Advisers, Inc. acts as investment adviser to both Cash Management Fund and Money Market Fund.

BUSINESS OF CASH MANAGEMENT FUND

Cash Management Fund is a diversified open-end management investment company organized as a Massachusetts business trust in 1979. As of March 31, 1995, Cash Management Fund's net assets were $255,237,358.

BUSINESS OF MONEY MARKET FUND

Money Market Fund is a diversified series of the Company, an open-end management investment company organized as a Maryland corporation in 1987. As of March 31, 1995, Money Market Fund's net assets (attributable to Class B shares only) were $62,118,754.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF CASH MANAGEMENT FUND AND MONEY MARKET FUND

Cash Management Fund: The investment objective of Cash Management Fund is to provide maximum current income, consistent with capital preservation and liquidity. The Fund invests in high quality, U.S. dollar-denominated instruments of U.S. and foreign issuers, including the following types of securities: U.S. Government securities; bank investments (e.g., certificates of deposit and bankers' acceptances issued by foreign branches of major U.S. and foreign commercial banks and foreign banks with branch offices in the U.S.); commercial paper and corporate obligations; repurchase agreements and time deposits.

At the time the Fund acquires its investments, they will be rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase securities which are unrated if the Adviser determines that such securities are of comparable quality to rated securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

All of the Fund's investments mature in 397 days or less. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

Money Market Fund: The investment objective of Money Market Fund is also to provide maximum current income, consistent with capital preservation and liquidity. The Fund invests in money market instruments denominated in U.S. dollars including, but not limited to, the following: U.S. Government, municipal and foreign governmental securities; obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations; and repurchase agreements and reverse repurchase agreements. As a fundamental policy, the Fund may not invest more than 25% of its total assets in obligations issued by foreign banks and foreign branches of U.S. banks when the Adviser has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch.


Unlike Cash Management Fund, the Fund may lend its portfolio securities to brokers, dealers and financial institutions on a collateralized basis. The Fund runs the risk that the borrower will fail to return the borrowed securities or that the borrower will become bankrupt. The Fund will not lend portfolio securities having a total value in excess of 30% of its total assets.



In addition to lending its portfolio securities, the Fund, unlike Cash Management Fund, may enter into reverse repurchase agreements and purchase securities on a forward commitment or when-issued basis. Reverse repurchase agreements involve leverage and expose the Fund to the risk that it will not recover the cost of entering into a reverse repurchase agreement with the funds it obtains and invests as a result of such transaction. Purchasing securities on a forward commitment or when-issued basis exposes the Fund to a risk of loss if the value of the securities purchased declines prior to the settlement date.


At the time the Fund acquires its investments, they will be rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase securities which are unrated if the Adviser determines that such securities are of comparable quality to rated securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

All of the Fund's investments mature in 397 days or less. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

Cash Management Fund's investment objective is fundamental and may not be changed without shareholder approval. Money Market Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board of Directors. Prior to the implementation of a change to the investment objective of Money Market Fund, the Fund's prospectus and statement of additional information will be revised or supplemented.

In considering whether to approve the Reorganization, you should consider any differences between the two Funds' investment policies. For a discussion of the risks associated with an investment in the Funds, see "Risk Factors and Special Considerations."

                  CASH MANAGEMENT FUND           MONEY MARKET FUND
                -------------------------    -------------------------
Investment      The Fund seeks to provide    The Fund seeks to provide
  Objective     maximum current income,      maximum current income,
  (no change):  consistent with capital      consistent with capital
                preservation and             preservation and
                liquidity.                   liquidity.
Primary         The securities in which      The Fund seeks to achieve
  Investments:  the Fund invests include     its objective by
                the following types of       investing in money market
                high quality, U.S.           instruments including,
                dollar-denominated           but not limited to:
                instruments of U.S. and
                foreign issuers:
                (1) U.S. Government,         (1) U.S. Government
                    securities;                  municipal and foreign
                                                 governmental
                                                 securities;
                (2) bank investments such    (2) obligations of
                    as certificates of           supranational
                    deposit and bankers'         organizations (e.g.,
                    acceptances, issued          the World Bank and
                    by foreign branches          the International
                    of major American and        Monetary Fund),
                    foreign commercial           obligations of U.S.
                    banks and foreign            and foreign banks and
                    banks with branch            other lending
                    offices in the United        institutions;
                    States;
                (3) commercial paper and     (3) corporate
                    corporate                    obligations; and
                    obligations;
                (4) repurchase               (4) repurchase
                    agreements; and              agreements.
                (5) time deposits.
Other               None.                    The Fund may lend
  Investments:                               portfolio securities,
                                             enter into reverse
                                             repurchase agreements and
                                             purchase securities on a
                                             forward commitment or
                                             when-issued basis.
Fundamental     No comparable                As a fundamental policy,
  Investment    restriction.                 the Fund may not invest
                                             more than 25% of its
 Restrictions:                               total assets in
                                             obligations issued by (1)
                                             foreign banks and (2)
                                             foreign branches of U.S.
                                             banks if the Adviser has
                                             determined that the U.S.
                                             bank is not
                                             unconditionally
                                             responsible for the
                                             payment obligations of
                                             the foreign branch.

FORM OF ORGANIZATION


Cash Management Fund is a Massachusetts business trust organized in 1979. Money Market Fund is one of six separate series of the Company, a Maryland corporation organized in 1987. After the Reorganization, Cash Management Fund's shareholders will become Class A shareholders of Money Market Fund and therefore will become subject to Maryland law and the Company's Articles of Organization ("Articles"). Although there are some differences between the laws and organizational document provisions applicable to each Fund with respect to rights of shareholders, the only material differences relate to shareholder voting requirements. The shareholder voting requirements differ as follows: (i) amending the Declaration of Trust of Cash Management Fund requires the approval of the lesser of (a) 67% or more of the shares present at a meeting, if more than 50% of the shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund, while amending the Articles of the Company requires the vote of the majority of the Company's outstanding shares; (ii) removing a Trustee of Cash Management Fund requires the vote of two-thirds of all outstanding shares of the Fund, while removing a Director of the Company requires the vote of the majority of the Company's outstanding shares; and (iii) most other matters submitted to shareholders of Cash Management Fund require the vote of a majority of shares present at a meeting at which there is a quorum, while most other matters submitted to shareholders of Money Market Fund require the vote of a majority of the outstanding shares of the Fund or the Company, as appropriate.


Each share of a series of the Company represents an equal proportionate interest in the assets belonging to that series. The liabilities attributable to Money Market Fund are not charged against the assets of the other series of the Company. Shares of Money Market Fund and each other series of the Company are voted separately with respect to matters pertaining to that series, but all shares vote together for the election of the Company's Directors and the ratification of the Company's independent accountants.

Money Market Fund has authorized and outstanding Class A, Class B and Class S shares of common stock. Cash Management Fund has authorized only one class of shares. The shares of each class of Money Market Fund represent an interest in the same portfolio of investments of that Fund. Except as stated below, each class of Money Market Fund has equal rights as to voting, redemption, dividends and liquidation. Each class of Money Market Fund bears different distribution fees and may bear other expenses properly attributable to that class, has different minimum investment requirements and may be entitled to different services. Class S shares are offered only through certain brokers. Class A, Class B and Class S shareholders of Money Market Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan relating to their respective class of shares. For additional discussion of Class B shares of Money Market Fund, see the Money Market Fund Prospectus. For additional discussion of Class S shares of Money Market Fund, see "Organization and Management of the Fund" in the Money Market Fund Prospectus.

SALES CHARGES AND DISTRIBUTION AND SERVICES FEES

Sales Charges. Shares of Cash Management Fund and Class A shares of Money Market Fund are sold without a sales charge at their net asset value per share, which will normally be $1.00.

Money Market Fund Class A Shares acquired by Cash Management Fund's shareholders pursuant to the Reorganization will not be subject to any initial sales charge or contingent deferred sales charge ("CDSC") at the time of the Reorganization.

Distribution and Service Fees. Both Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act. Under these plans, each Fund may pay fees to John Hancock Funds, Inc. ("John Hancock Funds") to reimburse distribution and service expenses in connection with the Funds' shares. With respect to shares of Cash Management Fund, these fees are payable at an annual rate of up to 0.15% of the average daily net assets of the Fund. Cash Management Fund and John Hancock Funds have agreed since 1983 not to impose these fees. With respect to Money Market Fund Class A Shares, these fees are payable at an annual rate of up to 0.15% of the average daily net assets attributable to the Money Market Fund Class A Shares. In the future, the fee with respect to Money Market Fund Class A Shares may increase to 0.25%.

PURCHASES AND EXCHANGES

Shares of Cash Management Fund and Class A shares of Money Market Fund may be purchased through certain broker-dealers and through John Hancock Funds at their net asset value per share, which will normally be $1.00. The minimum initial investment in shares of Cash Management Fund is $1,500 ($250 for group investments and $500 for retirement plans). The minimum initial investment in Class A shares of Money Market Fund is $1,000 ($250 for group investments and retirement plans). In anticipation of the Reorganization, after the Record Date, no new accounts may be opened in Cash Management Fund. Existing shareholders of Cash Management Fund may continue to acquire shares of the Fund after the Record Date by direct purchase, through a monthly automatic accumulation plan and through the reinvestment of dividends and distributions.

Shareholders of Cash Management Fund may exchange their shares for Class A shares of other John Hancock funds at net asset value plus any front-end sales charges which may be applicable to the fund into which the Cash Management Fund shares are exchanged. For this purpose, the shares of John Hancock funds with only one class of shares are treated as Class A shares whether or not they have been so designated. Shares of Cash Management Fund acquired by exchanging shares of other John Hancock funds that are subject to a CDSC may be exchanged at net asset value only for Class B shares of another John Hancock fund. Shares of any fund acquired by exchange that are subject to a CDSC will incur the CDSC upon redemption. The rate of this charge will be the rate in effect for the exchanged shares at the time of the exchange.

Class A shareholders of Money Market Fund may exchange their shares for Class A shares of other John Hancock funds at net asset value plus any front-end sales charges which may be applicable to the fund into which the Money Market Fund Class A Shares are being exchanged. For this purpose, shares of John Hancock funds with only one class of shares are treated as Class A shares whether or not they have been so designated. Class A shares of any fund acquired by exchange that are subject to a CDSC will incur the CDSC upon redemption. The rate of this charge will be the rate in effect for the Class A shares at the time of the exchange.

If shareholders of Cash Management Fund vote to approve the Reorganization, each shareholder of the Fund who acquired his or her shares of Cash Management Fund as a result of an exchange from Class B shares of another John Hancock fund will receive Money Market Fund Class A Shares in the Reorganization. These shares will be subject to any applicable CDSC upon redemption and these shares may only be exchanged for Class B shares of other John Hancock funds.

MANAGEMENT FEES

Cash Management Fund pays management fees to the Adviser as follows:

     NET ASSET VALUE                                       ANNUAL RATE
    -----------------                                      -----------
First $250,000,000.........................................    0.40%
Next $250,000,000..........................................    0.35%
Next $250,000,000..........................................    0.30%
Amount over $750,000,000...................................    0.25%

During the fiscal year ended September 30, 1994, Cash Management Fund paid investment management fees of $816,306 to the Adviser.

Money Market Fund pays management fees to the Adviser as follows:

   NET ASSET VALUE                                         ANNUAL RATE
  ----------------                                         -----------
First $500,000,000.........................................   0.500%
Next $250,000,000..........................................   0.425%
Next $250,000,000..........................................   0.375%
Next $500,000,000..........................................   0.350%
Next $500,000,000..........................................   0.325%
Next $500,000,000..........................................   0.300%
Over $2,500,000,000........................................   0.275%

During the fiscal year ended October 31, 1994, Money Market Fund paid investment management fees of $214,088 to its former investment adviser.

DISTRIBUTION PROCEDURES

It is the policy of both Funds to declare dividends daily and to pay dividends monthly from net investment income. Each Fund also distributes annually all of its other taxable income, including any net short-term and long-term capital gains it has realized. Cash Management Fund will make, immediately prior to the Closing Date (as defined below), a distribution of any net income and net realized capital gains it has not yet distributed.

REINVESTMENT OPTIONS

Unless an election is made to receive cash, the shareholders of both Funds automatically reinvest all of their respective dividends and capital gain distributions in additional shares of the same class, if applicable, of the same Fund. These reinvestments are made at the net asset value per share and are not subject to any sales charge.

REDEMPTION PROCEDURES

Shares of Cash Management Fund and Money Market Fund Class A Shares may be redeemed on any day that the respective Fund is open for business at a price equal to the net asset value of the shares next determined after receipt of a redemption request in good order, less any applicable CDSC. Alternatively, holders of Cash Management Fund shares and Money Market Fund Class A Shares may sell their shares through securities dealers, who may charge a fee. Redemptions and repurchases of Money Market Fund Class A Shares that are subject to a CDSC and redemptions and repurchases of shares of Cash Management Fund received by an exchange for shares of a John Hancock fund with a CDSC are subject to the applicable CDSC, if any. Shares of Cash Management Fund may be redeemed up to and including the Closing Date (as defined below).

REORGANIZATION

Effect of the Reorganization -- General. Pursuant to the terms of the Agreement, the proposed Reorganization will consist of the acquisition by Money Market Fund of all the assets of Cash Management Fund in exchange solely for (i) the assumption by Money Market Fund of all the liabilities of Cash Management Fund and (ii) the issuance of Money Market Fund Class A Shares equal to the value of these assets, less the amount of these liabilities, to Cash Management Fund. As part of the liquidation process, Cash Management Fund will immediately distribute to its shareholders these Money Market Fund Class A Shares in exchange for their shares of Cash Management Fund. Consequently, shareholders of Cash Management Fund will become Class A shareholders of Money Market Fund. If any Cash Management Fund shares were subject to a CDSC, then the Money Market Fund Class A Shares received in exchange therefore will be subject to the same CDSC, including all terms and conditions for computing and applying such CDSC. After completion of the Reorganization, the existence of Cash Management Fund will be terminated.

The Reorganization will become effective as of 5:00 p.m. on the closing date, scheduled for November 17, 1995, or another date on or before December 31, 1995 as authorized representatives of the Funds may agree (the "Closing Date"). The Money Market Fund Class A Shares issued to Cash Management Fund for distribution to Cash Management Fund's shareholders will have an aggregate net asset value equal to that of Cash Management Fund's shares. For purposes of the Reorganization, the Funds' respective asset values will be determined as of the close of business (4:00 p.m. Eastern Time) on the Closing Date.

Effect of the Reorganization -- Rule 12b-1 Fees and Management Fees. After the Reorganization, the assets of Cash Management Fund acquired by Money Market Fund will be subject to Money Market Fund's Rule 12b-1 fee of 0.15% of average daily net assets attributable to Class A shares. The Reorganization will also have the effect of increasing the management fee on assets of Cash Management Fund acquired by Money Market Fund to an annual rate of 0.50% of average daily net assets. However, if the Cash Management Fund's shareholders approve the Reorganization, the Adviser has agreed to limit Money Market Fund's management fee to an annual rate of 0.40% of the Fund's average daily net assets. Furthermore, the Adviser has agreed not to terminate the agreement with respect to the management fee without the prior approval of the Board of Trustees serving as such to a majority of the following investment companies and their series (including successor funds thereto): John Hancock Capital Series, John Hancock Income Securities Trust, John Hancock Investors Trust, John Hancock Limited Term Government Fund, John Hancock Sovereign Bond Fund, John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Income Fund, John Hancock Tax-Exempt Series Fund and John Hancock World Fund.


As a result of the Reorganization, the assets of Money Market Fund Class A shares attributable to Cash Management Fund will pay total annual operating expenses of 0.99% after giving effect to the fee limitations. While higher than the total operating expenses of Cash Management Fund, the Adviser believes that this expense ratio is comparable to expense ratios paid by shareholders of other money market funds with similar investment objectives and distribution systems. The Adviser also believes that this expense ratio will over time be comparable to or lower than the expense ratio that will be paid by Cash Management Fund's shareholders if the Reorganization does not take place. As described above under the caption "Summary -- Reasons for the Reorganization," the Adviser believes that Money Market Fund with its modern distribution system that provides for multiple classes of shares and the payment of Rule 12b-1 fees will effectively compete with Cash Management Fund for investor resources and that the assets of Cash Management Fund will decline over time. This decline in assets will cause an increase in the total annual operating expenses of Cash Management Fund. The Adviser believes that over time such an increase in Cash Management Fund's total annual operating expenses is likely to match or exceed the total annual operating expenses of Money Market Fund after the Reorganization. See "The Funds' Expenses" for the comparative fee tables showing the amount of fees and expenses payable by Cash Management Fund prior to the Reorganization and the pro forma amount of fees and expenses proposed to be paid by Money Market Fund Class A Shares after the Reorganization.


In approving the consequent increase in the management fee on the assets attributable to Cash Management Fund, the Trustees of Cash Management Fund, including those Trustees who are not "interested persons" of the Fund or the Adviser (the "Independent Trustees"), took into account all such factors as they deemed relevant. These factors included the fact that the Adviser has agreed to limit the management fee of Money Market Fund to 0.40% of the Fund's average daily net assets while continuing to provide the same high level of advisory services to the Fund. The investment management fee schedule applicable to Cash Management Fund was approved in 1979, prior to the imposition of more stringent regulation of money market funds by the SEC. Managing a money market fund to comply with the requirements of these regulations is more complex because of the more sophisticated analysis required to evaluate the money market instruments being considered for purchase. The Trustees also considered information obtained from Lipper Analytical Services, Inc. relating to the investment management fees and total expenses paid by other money market funds comparable to Cash Management Fund and the performance of those other money market funds.

Set forth below are: (i) Cash Management Fund's investment management fees, expressed as dollar amounts for a one year period ending on March 31, 1995; (ii) Money Market Fund's pro forma investment management fees attributable to Class A shares which assume the Reorganization had taken place on March 31, 1995; and
(iii) the difference between the actual and pro forma fee figures, expressed both as dollar amounts and as percentages of Cash Management Fund's actual management fees as of that year.

INVESTMENT MANAGEMENT FEE

 ACTUAL      PRO FORMA      DIFFERENCE
--------     ----------     ----------
After giving effect to the Adviser's
  agreement to limit the management
  fee:
$958,674       $958,674            $0
                                    0%
Without giving effect to the Adviser's
  agreement to limit the management
  fee:
$958,674     $1,198,342      $ 239,668
                                   25%

The Independent Trustees also considered specific information provided by the Adviser relating to the revenues, expenses and profitability attributable to the management of the assets of Cash Management Fund before the Reorganization and to the assets attributable to Cash Management Fund as part of the assets of Money Market Fund after the Reorganization. The Adviser advised the Independent Trustees that the data presented was based on internal allocations of costs and revenues pursuant to methods which the Adviser believed to be reasonable. However, different allocation methods might have produced different results. The Independent Trustees also considered comparative information relating to the profitability of other investment company investment managers. The Trustees believe that the Adviser's profitability will not be unduly enhanced by completion of the Reorganization on the terms set forth in this Prospectus/ Proxy Statement.


The Board of Trustees of Cash Management Fund, including the Independent Trustees, approved the Reorganization, and determined that it was in the long-term best interests of Cash Management Fund and that the interests of Cash Management Fund's shareholders would not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the Reorganization. Similarly, the Company's Board of Directors, including the Directors not affiliated with the Fund, approved the Reorganization, and determined that it was in the best interests of Money Market Fund and that the interests of Money Market Fund's shareholders would not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the Reorganization.


Tax Considerations. The consummation of the Reorganization is subject to the receipt of an opinion of Hale and Dorr, counsel to the Funds, satisfactory to Cash Management Fund and the Company, on behalf of Money Market Fund, as set forth in the Agreement and substantially to the effect that:

(a) The acquisition by Money Market Fund of all of the assets of Cash Management Fund solely in exchange for the issuance of Money Market Fund Class A Shares to Cash Management Fund and the assumption of all of Cash

Management Fund's liabilities by Money Market Fund, followed by the distribution by Cash Management Fund, in liquidation of Cash Management Fund, of Money Market Fund Class A Shares to the shareholders of Cash Management Fund in exchange for their shares of beneficial interest of Cash Management Fund and the termination of Cash Management Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Cash Management Fund and Money Market Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;



(b) no gain or loss will be recognized by Cash Management Fund upon (a) the transfer of all of its assets to Money Market Fund solely in exchange for the issuance of Money Market Fund Class A Shares to Cash Management Fund, and the assumption of all of Cash Management Fund's liabilities by Money Market Fund; and (b) the distribution by Cash Management Fund of these Money Market Fund Class A Shares to the shareholders of Cash Management Fund;



(c) no gain or loss will be recognized by Money Market Fund upon the receipt of Cash Management Fund's assets solely in exchange for the issuance of Money Market Fund Class A Shares to Cash Management Fund and the assumption of all of Cash Management Fund's liabilities by Money Market Fund;


(d) the basis of the assets of Cash Management Fund acquired by Money Market Fund will be, in each instance, the same as the basis of those assets in the hands of Cash Management Fund immediately prior to the transfer;

(e) the tax holding period of the assets of Cash Management Fund in the hands of Money Market Fund will, in each instance, include Cash Management Fund's tax holding period for those assets;

(f) the shareholders of Cash Management Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of Cash Management Fund solely for Money Market Fund Class A Shares as part of the Reorganization;

(g) the basis of the Money Market Fund Class A Shares received by Cash Management Fund shareholders in the Reorganization will be the same as the basis of the Cash Management Fund Shares surrendered in exchange therefor; and

(h) the tax holding period of the Money Market Fund Class A Shares received by Cash Management Fund shareholders will include, for each shareholder, the tax holding period for the Cash Management Fund shares surrendered in exchange therefor, provided the Cash Management Fund shares were held as capital assets on the date of the exchange.

Should a favorable opinion of Hale and Dorr as to the above matters not be available at the time of the Closing, the authorized representatives of the Funds may proceed with the Reorganization on a taxable basis. In a reorganization involving two money market funds, the tax consequences of a taxable reorganization will be negligible.

THE MEETING

Time, Place and Date. The Meeting will be held on Wednesday, November 15, 1995, at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:15 a.m., Boston time.

RECORD DATE

The Record Date for determining shareholders entitled to notice of and to vote at the Meeting is September 29, 1995.

VOTE REQUIRED

Approval of the Agreement by the shareholders of Cash Management Fund requires the affirmative vote of a majority of the shares of Cash Management Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Cash Management Fund means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Reorganization does not require the approval of Money Market Fund's shareholders. See "Proposal to Approve the Agreement and Plan of Reorganization -- Voting Rights and Required Vote."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

The investment objectives of the Funds are identical and the investment policies of the Funds are substantially similar. For this reason, the risks associated with an investment in the Funds are substantially similar. Money Market Fund may purchase securities on a forward commitment or when-issued basis, while Cash Management Fund may not. Forward purchases of debt securities may increase Money Market Fund's overall investment exposure and involve a risk of loss if the value of the securities declines before the settlement date.

Each Fund is permitted to invest up to 10% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable.

Each Fund may invest in U.S. dollar-denominated instruments of foreign and U.S. issuers. Foreign issuers may not be subject to accounting standards and governmental supervision comparable to U.S. companies and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus greater price volatility), and typically provide fewer regulatory protections for investors. In addition, foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. U.S. branches of foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Money Market Fund may not invest more than 25% of its total assets in obligations issued by foreign banks and foreign branches of U.S. banks where the Adviser has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the branch. Cash Management Fund has no such limitation.

Money Market Fund is authorized to invest up to one-third of its total assets in reverse repurchase agreements while Cash Management Fund may not invest in such instruments. The use of reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received to increase the net asset value of a Fund's shares. However, if the additional monies received are invested in ways that do not fully recover the costs to a Fund of these transactions, the net asset value of that Fund may fall faster than otherwise would have been the case.


Money Market Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 30% of its total assets. Cash Management Fund may not lend its portfolio securities.


                       INFORMATION CONCERNING THE MEETING

SOLICITATION, REVOCATION AND USE OF PROXIES

A majority of Cash Management Fund's outstanding shares that are entitled to vote will be a quorum for the transaction of business. A Cash Management Fund shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised, by filing a written notice of revocation with Cash Management Fund's transfer agent, Investor Services, P.O. Box 9116, Boston, Massachusetts 02205-9116, or by returning a duly executed proxy with a later date before the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and wishes to vote in person may revoke his or her proxy by notifying the Secretary of Cash Management Fund (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of the shares of Cash Management Fund, represented in person or by proxy, at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the Reorganization, the persons named as proxies will vote those proxies in favor of the Reorganization in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

In addition to the solicitation of proxies by mail or in person, Cash Management Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the Adviser or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund has not sought to obtain an opinion of counsel on this matter and is unaware of any such challenge at this time. A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

OUTSTANDING SHARES AND COMMON STOCK


At the close of business on August 31, 1995, 249,936,674 shares of beneficial interest of Cash Management Fund were outstanding and entitled to vote. Only Cash Management Fund shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting. As of August 31, 1995, 48,338,563 Class B shares of common stock of Money Market Fund were outstanding. No Class A or Class S shares of Money Market Fund were outstanding on August 31, 1995.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CASH MANAGEMENT FUND AND MONEY MARKET FUND


To the knowledge of Cash Management Fund, as of August 31, 1995, no person owned of record or beneficially 5% or more of the outstanding shares of Cash Management Fund.



To the knowledge of the Company, as of August 31, 1995, no person owned of record or beneficially 5% or more of the outstanding Class B shares of Money Market Fund.


As of August 31, 1995, the Trustees and officers of Cash Management Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of beneficial interest of Cash Management Fund. As of August 31, 1995, the Directors and officers of the Company, as a group, owned in the aggregate less than 1% of the outstanding Class B shares of common stock of Money Market Fund.

                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION


The shareholders of Cash Management Fund are being asked to approve the Agreement, a copy which is attached as EXHIBIT A. The Reorganization will consist of: (a) the transfer of all of Cash Management Fund's assets to Money Market Fund, in exchange solely for the issuance of Money Market Fund Class A Shares to Cash Management Fund and the assumption of Cash Management Fund's liabilities by Money Market Fund, (b) the subsequent distribution by Cash Management Fund, as part of its liquidation, of the Money Market Fund Class A Shares to Cash Management Fund's shareholders and (c) the termination of Cash Management Fund's existence. The Money Market Fund Class A Shares issued upon the consummation of the Reorganization will have an aggregate net asset value equal to that of Cash Management Fund's shares. As noted above, the asset values of Cash Management Fund and Money Market Fund will be determined at the close of business (4:00 p.m. Eastern Time) on the Closing Date for purposes of the Reorganization. See "Description of Agreement" below.


Pursuant to the Agreement, Cash Management Fund will liquidate and distribute the Money Market Fund Class A Shares received, as described above, pro rata to the shareholders of record determined as of the close of regular trading on the New York Stock Exchange on the Closing Date. The result of the transfer of assets will be that Money Market Fund will add to its portfolio the net assets of Cash Management Fund. Shareholders of Cash Management Fund will become Class A shareholders of Money Market Fund. If any Cash Management Fund shares were subject to a CDSC, then the Money Market Fund Class A Shares received in exchange therefore will be subject to the same CDSC, including all terms and conditions for computing and applying such CDSC.

The Agreement and the Reorganization were approved by the Board of Trustees of Cash Management Fund at a meeting held on August 28, 1995. The Agreement and the Reorganization were approved by the Board of Directors of the Company on behalf of Money Market Fund at a meeting held on September 11, 1995. In connection with their approval of the Reorganization, the Board of Trustees considered several matters described in greater detail above under the caption "Summary -- Reasons for the Proposed Reorganization."


The Board of Trustees also considered the fact that the Adviser and John Hancock Funds will receive certain benefits from the Reorganization. The consolidated portfolio management effort might result in time savings for the Adviser and the preparation of fewer prospectuses, reports and regulatory filings. The Trustees, however, do not believe that this consideration will amount to a significant economic benefit. As described above under the caption "Summary -- Reorganization -- Effect of the Reorganization-Rule 12b-1 Fees and Management Fees," the imposition of the Rule 12b-1 fee on that portion of assets contributed to Money Market Fund by Cash Management Fund will immediately result in an increase in revenues attributable to Rule 12b-1 fees for John Hancock Funds. However, those revenues will be used to reimburse John Hancock Funds for its distribution related activities on behalf of Money Market Fund and to compensate selling brokers for their account maintenance services on behalf of Money Market Fund shareholders.

BOARDS' EVALUATION AND RECOMMENDATION



On the basis of the factors described above and other factors, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, determined that the Reorganization is in the long-term best interests of Cash Management Fund and that the interests of Cash Management Fund's shareholders will not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the Reorganization. On the same basis, the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund, determined that the Reorganization is in the best interests of Money Market Fund and that the interests of Money Market Fund's shareholders will not be diluted within the meaning of Rule 17a-8 of the Investment Company Act as a result of the Reorganization.


THE TRUSTEES OF JOHN HANCOCK CASH MANAGEMENT FUND RECOMMEND THAT THE SHAREHOLDERS OF JOHN HANCOCK CASH MANAGEMENT FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.


DESCRIPTION OF AGREEMENT



The following description of the Agreement is a summary, does not purport to be complete, and is subject in all respects to the provisions of the Agreement, and is qualified in its entirety by reference to the Agreement. A copy of the Agreement is attached to this Proxy Statement and Prospectus as EXHIBIT A and should be read in its entirety. Paragraph references are to appropriate provisions of the Agreement.


Method of Carrying Out Reorganization. If Cash Management Fund shareholders approve the Agreement, the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied (see Agreement, paragraphs 6 through 8). The Reorganization will be completed on the Closing Date (as defined above).

On the Closing Date, Cash Management Fund will transfer all of its assets to Money Market Fund in exchange for Money Market Fund Class A Shares with an aggregate net asset value equal to the value of the assets delivered, less the liabilities of Cash Management Fund assumed, as of the close of business on the Closing Date (see Agreement, paragraphs 1 and 2).

The value of Cash Management Fund's assets and Money Market Fund's net asset values per Class A share will be determined according to the valuation procedures set forth in Cash Management Fund's Declaration of Trust and By-Laws and in the Money Market Fund Prospectus, respectively (see "Share Price" in the Money Market Fund Prospectus). No initial sales charge or CDSC will be imposed upon delivery of the Money Market Fund Class A Shares in exchange for the assets of Cash Management Fund.

Surrender of Share Certificates. Cash Management Fund shareholders whose shares are represented by one or more share certificates should, prior to the Closing Date, either surrender their certificates to Cash Management Fund or deliver to Cash Management Fund an affidavit with respect to lost certificates, in the form and accompanied by the surety bonds that Cash Management Fund may require (collectively, an "Affidavit"). On the Closing Date, all certificates which have not been surrendered will be deemed to be cancelled, will no longer evidence ownership of Cash Management Fund's shares and will evidence ownership of Money Market Fund Class A Shares. Shareholders may not redeem or transfer Money Market Fund Class A Shares received in the Reorganization until they have surrendered their Cash Management Fund share certificates or delivered an Affidavit relating to them. Money Market Fund will not issue share certificates in the Reorganization.

Conditions Precedent to Closing. The obligation of Cash Management Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including the Company's performance of all acts and undertakings required under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraphs 6 through 8).

The obligation of Money Market Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including Cash Management Fund's performance of all acts and undertakings to be performed under the Agreement, the receipt of certain documents and financial statements from Cash Management Fund, and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraphs 6 through 8).

The obligations of both parties are subject to the receipt of approval and authorization of the Agreement by the requisite vote of the holders of the outstanding shares of beneficial interest of Cash Management Fund in accordance with the provisions of the Fund's Declaration of Trust, as amended, and By-Laws (as described in the section captioned "Voting Rights and Required Vote") and the receipt of a favorable opinion of Hale and Dorr as to the federal income tax consequences of the Reorganization. (See Agreement, paragraph 8).


Termination of Agreement. The Agreement may be terminated, whether or not approval of Cash Management Fund's shareholders has been obtained, by mutual agreement of the parties. In addition, either party may terminate its obligations under the Agreement at or prior to the Closing Date, because of a material breach by the other party of any representations, warranties or agreements contained in the Agreement, or if a condition precedent in the Agreement has not been met.



Expenses of the Reorganization. Money Market Fund and Cash Management Fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization is consummated.



Tax Considerations. The consummation of the Reorganization is subject to the receipt of a favorable opinion of Hale and Dorr, counsel to the Funds, satisfactory to Cash Management Fund and to the Company on behalf of Money Market Fund and described above under the caption "Summary --
Reorganization -- Tax Considerations." Should a favorable opinion of Hale and Dorr as to the above matters not be available at the time of the Closing, the authorized representatives of the Funds may proceed with the Reorganization on a taxable basis. In a reorganization involving two money market funds, the tax consequences of a taxable reorganization will be negligible.

VOTING RIGHTS AND REQUIRED VOTE

Each Cash Management Fund share is entitled to one vote. Approval of the Proposal requires the affirmative vote of a majority of the shares of Cash Management Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Cash Management Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Shares of beneficial interest of Cash Management Fund represented in person or by proxy, including shares which abstain or do not vote with respect to the Proposal, will be counted for purposes of determining whether a quorum is present at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against the Proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether the Proposal has been adopted pursuant to clause (i) in the immediately preceding paragraph, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the Agreement has been adopted pursuant to clause (ii) in the immediately preceding paragraph, a "broker non-vote" has the same effect as a vote against the Agreement because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the requisite approval of shareholders is not obtained, Cash Management Fund will continue to engage in business as a registered open-end, management investment company and the Board of Trustees will consider what further action may be appropriate.

                                 CAPITALIZATION

The following table sets forth the capitalization of each Fund as of March 31, 1995, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on such date. With respect to Money Market Fund, the table includes only Class B shares as no Class A shares were outstanding on March 31, 1995. The table reflects pro forma exchange ratios of approximately one Money Market Fund share being issued for each share of Cash Management Fund. If the Reorganization is consummated, the actual exchange ratios on the Closing Date are not expected to vary from those indicated.

                                                 MONEY MARKET
                                    CASH         FUND (CLASS B    PRO FORMA
                               MANAGEMENT FUND      SHARES)        COMBINED
                               ---------------   -------------   ------------
Net Assets...................   $ 255,237,358     $62,118,754    $317,356,112
Net Asset Value Per Share....   $        1.00     $      1.00    $       1.00
Shares Outstanding...........     255,237,358      62,118,754     317,356,112

COMPARATIVE PERFORMANCE INFORMATION

YIELD AND EFFECTIVE YIELD

The following table shows the average yield and effective yield achieved by each Fund for the seven day and twelve month periods ended March 31, 1995. These figures are computed in accordance with the SEC's standard formula.

                                AVERAGE YIELD                  EFFECTIVE YIELD
                        ------------------------------  ------------------------------
                          SEVEN DAYS     THIRTY DAYS      SEVEN DAYS     THIRTY DAYS
                            ENDED           ENDED           ENDED           ENDED
         FUND           MARCH 31, 1995  MARCH 31, 1995  MARCH 31, 1995  MARCH 31, 1995
----------------------- --------------  --------------  --------------  --------------
Cash Management
  Fund.................      5.35%           5.33%           5.49%           5.46%
Money Market Fund
  (Class B)............      4.00%           3.99%           4.06%           4.05%

                        BUSINESS OF CASH MANAGEMENT FUND

GENERAL

For a discussion of the organization and operation of Cash Management Fund, see "Investment Objective and Policies" and "Organization and Management of the Fund" in the Cash Management Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

For a discussion of Cash Management Fund's investment objective and policies, see "Investment Objective and Policies" in the Cash Management Fund Prospectus.

TRUSTEES

For a discussion of the responsibilities of the Board of Trustees, see "Organization and Management of the Fund" in the Cash Management Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

For a discussion regarding Cash Management Fund's investment adviser and distributor, see "Organization and Management of the Fund," "How to Buy Shares" and "Share Price" in the Cash Management Fund Prospectus.

EXPENSES

For a discussion of Cash Management Fund's expenses, see "Expense Information" and "The Fund's Expenses" in the Cash Management Fund Prospectus.

CUSTODIAN AND TRANSFER AGENT

Cash Management Fund's custodian is State Street Bank and Trust Company. Cash Management Fund's transfer agent is John Hancock Investor Services Corporation.

CASH MANAGEMENT FUND SHARES

For a discussion of Cash Management Fund's shares of beneficial interest, see "Organization and Management of the Fund" in the Cash Management Fund Prospectus.

PURCHASE OF CASH MANAGEMENT FUND SHARES

For a discussion of how shares of Cash Management Fund may be purchased or exchanged, see "How to Buy Shares" and "Additional Services and Programs" in the Cash Management Fund Prospectus. In anticipation of the Reorganization, after the Record Date, no new accounts may be opened in Cash Management Fund. Existing shareholders of Cash Management Fund may continue to acquire shares of the Fund after the Record Date by direct purchase, through a monthly automatic accumulation plan and through reinvestment of dividends and distributions.

REDEMPTION OF CASH MANAGEMENT FUND SHARES

For a discussion of how shares of Cash Management Fund may be redeemed (other than in the Reorganization), see "How to Redeem Shares" in the Cash Management Fund Prospectus. Cash Management Fund shareholders whose shares are represented by share certificates will be required to surrender their certificates for cancellation or deliver an affidavit of loss accompanied by an adequate surety bond to Investor Services in order to redeem Money Market Fund Class A Shares received in the Reorganization.

DIVIDENDS, DISTRIBUTIONS AND TAXES

For a discussion of Cash Management Fund's policy with respect to dividends, distributions and taxes, see "Dividends and Taxes" in the Cash Management Fund Prospectus.

                         BUSINESS OF MONEY MARKET FUND

For a discussion of the organization and current operation of Money Market Fund, see "Investment Objective and Policies" and "Organization and Management of the Fund" in the Money Market Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

For a discussion of Money Market Fund's investment objective and policies, see "Investment Objective and Policies" in the Money Market Fund Prospectus.

DIRECTORS

For a discussion of the responsibilities of the Board of Directors, see "Organization and Management of the Fund" in the Money Market Fund Prospectus.

INVESTMENT ADVISER AND DISTRIBUTOR

For a discussion regarding Money Market Fund's investment adviser and distributor, see "Organization and Management of the Fund," "How to Buy Shares" and "Share Price" in the Money Market Fund Prospectus.

EXPENSES

For a discussion of Money Market Fund's expenses, see "Expense Information" and "The Fund's Expenses" in the Money Market Fund Prospectus.

CUSTODIAN AND TRANSFER AGENT

Money Market Fund's custodian is State Street Bank and Trust Company. Money Market Fund's transfer agent is John Hancock Investor Services Corporation.

MONEY MARKET FUND SHARES

For a discussion of Money Market Fund Shares, see "Organization and Management of the Fund" in the Money Market Fund Prospectus.

PURCHASE OF MONEY MARKET FUND SHARES

For a discussion of how Class A and Class B shares of Money Market Fund may be purchased or exchanged, see "How to Buy Shares" and "Additional Services and Programs" in the Money Market Fund Prospectus.

REDEMPTION OF MONEY MARKET FUND SHARES

For a discussion of how Class A and Class B shares of Money Market Fund may be redeemed, see "How to Redeem Shares" in the Money Market Fund Prospectus. Former shareholders of Cash Management Fund whose shares are represented by share certificates will be required to surrender their certificates for cancellation or deliver an affidavit of loss accompanied by an adequate surety bond to Investor Services in order to redeem Money Market Fund Class A Shares received in the Reorganization.

DIVIDENDS, DISTRIBUTIONS AND TAXES

For a discussion of Money Market Fund's policy with respect to dividends, distributions and taxes, see "Dividends and Taxes" in the Money Market Fund Prospectus.

                                    EXPERTS

The respective financial statements and the financial highlights of Money Market Fund as of October 31, 1994 and for the year then ended and Cash Management Fund as of September 30, 1994 and for the year then ended, incorporated by reference into the Proxy Statement and Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the Statement of Additional Information, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by Cash Management Fund and the Company, on behalf of Money Market Fund, can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of October, 1995, by and between John Hancock Series, Inc., a Maryland corporation (the "Company"), on behalf of John Hancock Money Market Fund (the "Acquiring Fund") and John Hancock Cash Management Fund (the "Acquired Fund"), a Massachusetts business trust, each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A shares of common stock, $.01 par value, of the Acquiring Fund (the "Acquiring Fund Class A Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Class A Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND CLASS A SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of shares of beneficial interest of the Acquired Fund, as of the close of business on the closing date (the "Closing Date"), of a number of the Acquiring Fund Class A Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets"), assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Class A Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Class A Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Class A Shares due such shareholders. All Acquired Fund shareholders will receive Acquiring Fund Class A Shares. If shares of the Acquired Fund acquired in an exchange from another mutual fund are subject to a contingent deferred sales charge ("CDSC") immediately prior to the Closing, the successor Acquiring Fund Class A Shares received in the Reorganization shall be subject to the same CDSC, including all terms and conditions for computing and applying such CDSC. The Acquiring Fund shall not issue certificates representing Acquiring Fund Class A Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Investor Services Corporation prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Class A Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Class A Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Class A Shares received in the

    Reorganization. The Acquiring Fund will not issue stock certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Class A Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Class A Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2. VALUATION



2.1 The net asset values of the Acquiring Fund Class A Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred or assumed shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Class A Shares shall be computed by the Custodian in the manner set forth in the Company's Articles of Organization ("Articles"), as amended, or By-laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's thencurrent prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.


2.2 The number of Acquiring Fund Class A Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets, less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per Class A share, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice under Rule 2a-7.


3. CLOSING AND CLOSING DATE


3.1 The Closing Date shall be November 17, 1995 or such other date on or before December 31, 1995 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Company, 101 Huntington Avenue,

    Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 1995, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Class A Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Class A Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

    4. REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a voluntary association with transferable shares of the type commonly referred to as a business trust, duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Acquired Fund is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified fund;

    (c) The Acquired Fund is not, and the execution, delivery and performance of its obligations under this Agreement will not result, in violation of any provision of the Acquired Fund's Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The unaudited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of March 31, 1995 and the related statement of operations (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of March 31, 1995 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since March 31, 1995, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i) The Acquired Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date with respect to its final taxable year ending on the Closing Date;

    (j) The authorized capital of the Acquired Fund consists of unlimited number of shares of beneficial interest, no par value. There is only one class of shares of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraphs 4.2(c) and 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The prospectus of the Acquired Fund, dated February 1, 1995 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Company on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Company nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Company has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Company is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Company;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated September 12, 1995, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Company on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Company and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Company's Articles, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Acquiring Fund is a party or by which the Company or the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Company or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Company knows of no facts which might form the basis for the institution of such proceedings, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The unaudited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of April 30, 1995 and the related statement of operations (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of April 30, 1995 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed herein;

    (h) Since April 30, 1995, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Company on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i) The Acquiring Fund has elected to be treated as a regulated investment company for federal income tax purposes, has qualified as such for each taxable year of its operation and will qualify as such as of the Closing Date;

    (j) The authorized capital of the Company consists of six billion five hundred million (6,500,000,000) shares of common stock, par value $.01 per share, divided into six series, including the Acquiring Fund. The shares of the Acquiring Fund are divided into three classes, Class A, Class B and Class S. All issued and outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Company. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of common stock, nor is there outstanding any security convertible into any of its shares of common stock;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l) The Acquiring Fund Class A Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of common stock of the Acquiring Fund and will be fully paid and nonassessable by the Company;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Class A Shares under the 1933 Act, the 1940 Act and under state securities laws.

5. COVENANTS OF THE ACQUIRING FUND AND THE
   ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Company, on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Acquired Fund will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Class A Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will provide such information within its possession or reasonably obtainable as the Company on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Acquired Fund shall furnish to the Company on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Company, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Company on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Class A Shares as contemplated herein.

5.8 The Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
   ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Company on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Company's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY ON BEHALF OF THE ACQUIRING FUND



The obligations of the Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual or state-imposed expense limitation.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, THE ACQUIRING FUND AND THE ACQUIRED FUND


The obligations of the Company, the Acquiring Fund and the Acquired Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust, as amended, and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Company on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;


8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Acquired Fund and the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;


8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income (as defined in Section 852(b)(2) of the Code) for its taxable year ending on the Closing Date and all of its net capital gain (as such term is used in Section 852(b)(3)(C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Messrs. Hale and Dorr, satisfactory to the Acquired Fund and the Company on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:


    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Class A Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Class A Shares to the shareholders of the Acquired

        Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;


    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Class A Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Class A Shares to the shareholders of the Acquired Fund;



    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Class A Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;



    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;



    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;



    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of the Acquired Fund solely for Acquiring Fund Class A Shares as part of the transaction;



    (g) The basis of the Acquiring Fund Class A Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and


    (h) The tax holding period of the Acquiring Fund Class A Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.


The Company, on behalf of the Acquiring Fund, and the Acquired Fund, agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr to deliver an opinion substantially as set forth in this Paragraph 8.6.



9. BROKERAGE FEES AND EXPENSES


9.1 The Company, on behalf of the Acquiring Fund, and the Acquired Fund, represent and warrant to the Acquired Fund and the Acquiring Fund, respectively, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES



10.1 The Company, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.


10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.


11. TERMINATION


11.1 This Agreement may be terminated by the mutual agreement of the Company, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing
     Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Company's Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

     (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Company, the Acquiring Fund or the Acquired Fund, or the Directors, Trustees or officers of the Company or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.


12. AMENDMENTS



This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Company. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Class A Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.



13. NOTICES



Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.



14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT


14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.


                        JOHN HANCOCK SERIES, INC. on behalf of
                        JOHN HANCOCK MONEY MARKET FUND



                       By:   /s/ Anne C. Hodsdon
     ---------------------------------------------------------------------------
                     Name:   Anne C. Hodsdon
                    Title:   President


                    JOHN HANCOCK CASH MANAGEMENT FUND


                       By:   /s/ Thomas H. Drohan
     ---------------------------------------------------------------------------
                     Name:   Thomas H. Drohan
                    Title:   Senior Vice President

[LOGO] JOHN HANCOCK FUNDS                       VOTE THIS PROXY CARD TODAY!
A GLOBAL INVESTMENT MANAGEMENT FIRM     YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                            THE EXPENSE OF ADDITIONAL MAILINGS

          Please fold and detach card at perforation before mailing
-------------------------------------------------------------------------------

                       JOHN HANCOCK CASH MANAGEMENT FUND
               101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199
            SPECIAL MEETING OF THE SHAREHOLDERS -- NOVEMBER 15, 1995
                  PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Thomas H. Drohan and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Cash Management Fund ("Cash Management Fund" or the "Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Cash Management Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on November 15, 1995 at 9:15 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 9, 1995 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                          PLEASE SIGN, DATE AND
                                          RETURN PROMPTLY IN
                                          ENCLOSED ENVELOPE

                                          Date             , 1995

                                          NOTE: Signature(s) should agree with
                                          name(s) printed herein. When signing
                                          as attorney, executor, administrator,
                                          trustee or guardian, please give your
                                          full title as such. If a corporation,
                                          please sign in full corporate name by
                                          president or other authorized officer.
                                          If a partnership, please sign in
                                          partnership name by authorized person.

                                          --------------------------------------
                                                       Signature(s)

[LOGO] JOHN HANCOCK FUNDS                      VOTE THIS PROXY CARD TODAY!
A GLOBAL INVESTMENT MANAGEMENT FIRM     YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                            THE EXPENSE OF ADDITIONAL MAILINGS

           Please fold and detach card at perforation before mailing
-------------------------------------------------------------------------------
THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 1 AND 2 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [X]

                                                    FOR     AGAINST     ABSTAIN
1. To approve an Agreement and Plan of              [ ]       [ ]         [ ]
   Reorganization between John Hancock Series,
   Inc., on behalf of John Hancock Money Market
   Fund and Cash Management Fund, providing for
   John Hancock Money Market Fund's acquisition of all Cash Management Fund's assets in exchange solely for the assumption of Cash Management
   Fund's liabilities and the issuance of Class A shares of John Hancock Money Market Fund to
   Cash Management Fund for distribution to its shareholders.

2. In their discretion of said proxy or proxies, to act upon such other matters as may properly come before the Meeting or any adjournment of the Meeting.


          PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.